UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2006 (April 25, 2006)
Date of Report (Date of earliest event reported)

MFC DEVELOPMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31667	13-3579974
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

271 North Avenue, Suite 520
New Rochelle, NY 10801

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (914) 636-3432

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

࿠	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿠	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿠	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿠	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding MFC Development Corp.'s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render MFC Development Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause MFC Development Corp.'s actual results to differ from management's current expectations are contained in MFC Development Corp.'s filings with the Securities and Exchange Commission. MFC Development Corp. undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 8.01 Other Events

On April 12, 2006 MFC Development Corp. (“MFC” or the “Registrant”) filed a Current Report on Form 8-K, concerning the April 11, 2006 joint announcement by MFC and AdSouth Partners, Inc. of the signing of a letter of intent dated April 7, 2006. On April 25, 2006, MFC and AdSouth Partners, Inc., AdSouth, Inc., and DermaFresh, Inc. (collectively, the “Seller”) signed an amended and restated letter of intent (the “Letter of Intent”).

Under the terms of the Letter of Intent, MFC, through a wholly owned subsidiary, will acquire from the Seller all or substantially all of the business assets of Seller’s consumer product marketing, sales and distribution business (including all or substantially all of the business assets of Seller’s retail distribution and product brands company AdSouth, Inc., DermaFresh, Inc. as well as the brands, DermaFresh, E70, and Mitsu, and the distribution rights to Simon Solutions) (the “Division”), and MFC will assume certain liabilities of the Division. The components of $9.5 million purchase price are as follows: consideration comprised of cash and the assumption of certain liabilities of the Division, which, taken together, aggregate $4.0 million and MFC Development Corp. common stock valued at $5.5 million.

The transaction, which is subject to a complete due diligence, the execution of a definitive purchase agreement and the satisfaction of closing conditions, is expected to close in the second quarter of 2006. There is no assurance that the previously described asset acquisition will be consummated.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

MFC DEVELOPMENT CORP.

May 1, 2006	/s/ VICTOR BRODSKY
Victor Brodsky
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)